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                                                                   EXHIBIT 10.10


                            Addendum (2003-1) to the
                         Reg S Stock Purchase Agreement
                              dated April 23, 2003


This Addendum, dated June 13, 2003, sets forth an amendment of the terms of the Reg S Stock Purchase Agreement (the "Agreement") dated April 23, 2003 between Power Efficiency Corp (the "Company"), the address of which is 4220 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 USA and Starz Investments Limited, a Belize corporation (the "Purchaser", and, together with the Company, the "Parties"), the registered address of which is 60 Market Square, PO Box 364, Belize City, Belize.

NOW, THEREFORE, the Parties hereby extend the term of the Agreement from July 11, 2003 to August 15, 2003.

NOW, THEREFORE, the Company hereby increases the number of shares the Company agrees to sell pursuant to the Agreement from 1,500,000 to 4,000,000 and the Parties agree that all related provisions of the Agreement are amended accordingly.

NOW, THEREFORE, the Parties hereby reiterate that the Purchase Price, as defined in the Agreement, shall be .40 times the Share Price, as defined in the Agreement, for the first 1,500,000 shares and .30 times the Share Price, as defined in the Agreement, for all subsequent shares with a floor price of $.25 per share.

NOW, THEREFORE, the Parties hereby agree that all other terms and conditions will remain in full force and effect.


IN WITNESS WHEREOF, the Parties hereto have executed this Addendum (2003-1) to the Regulation S Stock Purchase Agreement dated April 23, 2003.


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POWER EFFICIENCY CORPORATION, a              STARZ INVESTMENTS LIMITED, a Belize
Delaware Corporation                         International business company


By:                                          By:
   --------------------------------             --------------------------------
Name:  Richard Koch                          Name:
Title: President & CEO                       Title:
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